FORM LOCK UP AGREEMENT

May 22, 2008

Oppenheimer & Co. Inc.
300 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Purchase Agreement (the “Purchase Agreement”) to be entered into by ShengdaTech, Inc., a Nevada corporation (the “Company”), and you with respect to the offering (the “Offering”) without registration under the Securities Act of 1933, as amended (the “Act”), and initial resale in reliance on Rule 144A under the Act, of $100,000,000 of 6.00% Senior Convertible Notes due 2018 (the “Notes”) of the Company. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

In order to induce you to enter into the Purchase Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final offering memorandum relating to the Offering, the undersigned will not, without your prior written consent, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock, $0.00001 par value per share, of the Company (the “Common Stock”), the Notes or any other securities of the Company that are substantially similar to the Common Stock or the Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, the Notes or any other securities of the Company that are substantially similar to the the Common Stock or the Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) bona fide gifts or distributions without consideration, provided the recipient thereof agrees in writing with the Initial Purchasers to be bound by the terms of this Lock-Up Agreement, or (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Initial Purchasers to be bound by the terms of this Lock-Up Agreement, or (c) transfers that occur by operation of law, such as the rules of intestate succession or statutes governing the effects of a merger, provided the transferee thereof agrees in writing with the Initial Purchasers to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of any registration statement to be filed with the Commission pursuant to the Registration Rights Agreement. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without your prior written consent, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

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If (i) the Company notifies you in writing that it does not intend to proceed with the Offering or (ii) for any reason the Purchase Agreement shall be terminated prior to the “Firm Notes Closing Date” (as defined in the Purchase Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name: